UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2021

AEROJET ROCKETDYNE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-01520	34-0244000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 N. Pacific Coast Highway, Suite 500 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 252-8100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	AJRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the stockholders of Aerojet Rocketdyne Holdings, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), was held at 9:00 a.m., Pacific Time, on March 9, 2021 to consider and vote upon (1) a proposal to adopt the Agreement and Plan of Merger, dated as of December 20, 2020, as it may be amended from time to time, by and among the Company, Lockheed Martin Corporation, a Maryland corporation (“Parent”), and Mizar Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the transactions contemplated thereby, including the merger of Merger Sub with and into the Company (the “Merger”) with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger Proposal”); (2) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and the transactions contemplated thereby at the time of the Special Meeting (the “Adjournment Proposal”); and (3) a non-binding, advisory proposal to approve certain compensation payable to the Company’s named executive officers in connection with the Merger (the “Merger-Related Named Executive Officer Compensation Proposal”). Consummation of the Merger is subject to various closing conditions set forth in the Merger Agreement, including regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the satisfaction or waiver of the conditions in the Merger Agreement, the Merger is currently expected to close in the second half of 2021.

As of the close of business on February 4, 2021, the record date for the Special Meeting, 77,503,616 shares of our common stock were outstanding and entitled to vote. 61,382,246 shares of our common stock were present in person or by proxy at the Special Meeting, constituting a quorum.

The final voting results for the proposals at the Special Meeting, each of which is described in greater detail in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on February 5, 2021, are set forth below.

1.

Merger Proposal. The Merger Proposal was approved by the affirmative vote of approximately 78.78% of the shares of our common stock issued and outstanding as of the close of business on the February 4, 2021 record date. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
61,062,273	144,246	175,727	0

2.

Adjournment Proposal. Because there were sufficient votes at the Special Meeting to approve the Merger Proposal, the Company’s stockholders were not asked to vote with respect to the Adjournment Proposal at the Special Meeting.

3.

Merger-Related Named Executive Officer Compensation Proposal. The non-binding, advisory Merger-Related Named Executive Officer Compensation Proposal was approved by a majority of the shares of our stock present or represented by proxy at the Special Meeting and entitled to vote on the subject matter. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
40,889,780	20,098,767	393,699	0

Item 8.01.	Other Events.

On March 9, 2021, the Company issued a press release announcing that its stockholders had adopted the Merger Agreement at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

Certain information contained in this Current Report on Form 8-K should be considered “forward-looking statements” as defined by Section 21E of the Securities Exchange Act of 1934, as amended. All statements included or incorporated by reference in this report, other than statements of historical fact, may be forward-looking statements.

The usage of words such as “estimate,” “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue” or the negative of such terms, or other similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.

Actual results may be materially different from any future results expressed or implied by such forward-looking statements. Among other risks and uncertainties, there can be no guarantee that the Merger will be completed, or if it is completed, that it will close within the anticipated time frame. Additional risks and uncertainties relating to the transaction include: (1) conditions to the closing of the transaction contained in the Merger Agreement may not be satisfied or waived; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the Company’s business may suffer as a result of uncertainty surrounding the transaction, including due to disruption of current plans and operations and the potential difficulties in employee retention as a result of the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) required regulatory approvals may not be obtained on a timely basis or at all; and (6) an event, change or other circumstance may occur that could give rise to the termination of the Merger Agreement. Important risk factors that could cause actual results or outcomes to differ from those expressed in the forward-looking statements are described in the “Risk Factors” section in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC. Forward-looking statements speak only as of the date hereof, and no obligation is assumed to update any forward-looking statements, even if expectations change, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on March 9, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2021

AEROJET ROCKETDYNE HOLDINGS, INC.

By:	/s/ Arjun L. Kampani
Name:	Arjun L. Kampani
Title:	Senior Vice President, General Counsel and Secretary